Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

For the years ended December 31, 2021 and 2020, the Company recorded income tax expense of $800. The effective tax rate is 0% for the years ended December 31, 2021 and 2020.

For financial reporting purposes, the Company’s effective tax rate used for the interim periods is based on the estimated full-year income tax rate. Income tax expense differed from the amount computed by applying the federal statutory income tax rate of 21% to pretax income for the year ended December 31, 2021 as a result of the following:

December 31,
2021
Federal tax at statutory rate	$(1,635,786)
State taxes	(543,984)
Nondeductible expenses	(308,449)
Research and development credit	(897,331)
FIN 48 reserve	—
Foreign Tax Rate Difference	1,779
Stock Compensation	150,330
True-up and Rate Change	26,751
Valuation allowance	3,207,490
Total	$800

The tax effects of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities as of December 31, 2021 and 2020 related to the following:

	December 31,	December 31,
	2021	2020
Deferred tax assets:
Intangibles	$1,772,704	$2,299,275
Net operating losses and Credit carryover	32,425,152	28,834,590
State taxes	168	168
Fixed Assets	89,979	101,694
SBC	243,970	90,726
Accruals And Others	40,005	38,034
Gross deferred tax assets	34,571,977	31,364,488
Valuation allowance	(34,571,977)	(31,364,488)
Total deferred tax assets	-	-
Deferred tax liabilities:
Fixed Assets	-	-
Deferred Commissions	-	-
Total deferred tax liabilities	-	-
Net deferred tax assets:	$-	-

Management regularly assesses the ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction by jurisdiction basis. In the event that the Company changes its determination as to the amount of realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding charge to the provision for income taxes in the period in which such determination is made. The Company’s management believes that, based on a number of factors, it is more likely than not, that all or some portion of the deferred tax assets will not be realized; and accordingly, for the years ending December 31, 2021 and December 31, 2020, the Company has provided a valuation allowance against the Company’s U.S. net deferred tax assets. The net change in the valuation allowance for the year ended December 31, 2021 was an increase of $3,207,490.

As of December 31, 2021, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $100,697,360 and $101,454,126, respectively, which will both begin to expire in 2034 with $65,360,163 of our federal net operating loss carryforward lasting indefinitely.

As of December 31, 2021, the Company had federal and state research credit carryforwards of approximately $4,258,776 and $2,192,429, respectively. The federal research credit carryforwards will begin to expire in 2023 while the California research credits carry forward have an indefinite life.

The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses may be limited as prescribed under Internal Revenue Code Section 382 (“IRC Section 382”). Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions.

As of December 31, 2021, and 2020, the total amount of gross unrecognized tax benefits was $1,797,238 and $1,412,668, respectively, including no interest and penalties. As of December 31, 2021, $1,797,238 of the total unrecognized tax benefits, if recognized, would have an impact on the Company’s effective tax rate. The Company estimates that there will be no material changes in its uncertain tax positions in the next 12 months. In accordance with FASB ASC 740, the Company has adopted the accounting policy that interest and penalties recognized are classified as part of its income taxes. Total interest and penalties recognized in the consolidated statement of operations was zero for 2021 and 2020.

The Company files income tax returns in the US federal and various state jurisdictions. The Company’s tax years for 2018 and forward are subject to examination by the US tax authorities. The Company’s tax years for 2017 and forward are subject to examination by various state tax authorities. However, due to the fact that the Company had loss and credits carried forward in some jurisdictions, certain items attributable to technically closed years are still subject to adjustment by the relevant taxing authority through an adjustment to tax attributes carried forward to open years. The Company files U.S. and foreign income tax returns with varying statutes of limitations. Due to the Company’s net carryover of unused operating losses, all years remain subject to future examination by tax authorities.